Exhibit 99.3

I am excited to announce that today, Radian and MGIC have agreed to merge and form a premier diversified financial services company with a unique blend of leading mortgage insurance, financial guaranty and credit enhancement businesses. Attached is a copy of the joint press release that we issued this morning.

The strategic combination of Radian and MGIC is occurring at the right time for both companies. It parallels the consolidation that has taken place within the mortgage industry, the primary market we serve. In order to stay competitive, we are aligning ourselves with this dynamic and changing landscape.

I have great respect for Curt Culver, chairman and chief executive officer of MGIC, and his team. For the first two years, Curt will be chairman and chief executive officer of the new company, and I will be president and chief operating officer, directing the day-to-day activities of the organization. In 2009, Curt will become non-executive chairman of the board of directors, and I will lead the new company as chief executive officer. There will be a balanced mix of senior executives from both companies reporting to Curt and me.

We’re very proud of what Radian brings to this potential new company: an industry-leading track record of innovation, a disciplined risk management culture, talented and dedicated people, and a history of consistent and strong performance. While there are many details to work through in the coming days and weeks, we will do everything we can to ensure the smoothest possible transition for you and for our customers.

As with any merger, there will be some staffing duplications. We will do our best to provide affected employees with access to other jobs in the new company.

I know this news is likely to cause some uncertainty and concern. We are developing retention programs based upon business needs and will communicate the details of those programs in the coming weeks. But I can tell you now that if your position is eliminated in 2007 as part of the integration, you will receive the greater of either your severance, or your salary for the remainder of the year, including your annual bonus.

A merger of this type requires approval by the stockholders of both companies, as well as regulatory approvals. We anticipate that the merger will close in the fourth quarter of 2007, but no assurances can be given in this regard. At that time, the new company will be named MGIC Radian Financial Group and will be headquartered in Milwaukee, Wisconsin.

Until then, it is extremely important that we remain focused on continuing to preserve and enhance Radian’s businesses by serving our customers, achieving our goals for 2007, and executing on our business plans. So it’s “business as usual” for all of us during the next several months while we plan the integration and maintain our competitive spirit.

You will hear from your manager today about this merger and I invite you to attend one of the Town Hall meetings in I’ll be holding in Philadelphia and New York tomorrow, February 7, to field your questions. You will also have the opportunity to join these meetings by phone, and replays will be available until 5 p.m. Eastern time.

Town Hall Meeting Schedule for Wednesday, February 7:

Philadelphia

9:00 a.m. Eastern

The Four Seasons Ballroom at One Logan Square (www.fourseasons.com/philadelphia)

New York

1:30 p.m. Eastern

The Roosevelt Hotel’s Terrace Ballroom – Madison at 45th (www.theroosevelthotel.com)

Dial-in Number

U.S.: (866) 233-3843

International: (612) 332-1214

In order to gain access to the Town Hall meetings, you must identify yourself as a Radian employee. For those attending in person, be sure to bring your Radian badge for identification. By phone, ask to be connected to the Radian Town Hall conference call.

Additionally, an email box called “Integration” will be created in Microsoft Outlook for your questions. We will monitor the mailbox and respond as quickly as possible.

Finally, I would like to remind you that our media policy remains in effect: all calls from the media and press must go through Mona Zeehandelaar’s Corporate Communications group at 215-231-1325.

The leadership team and I are committed to weekly communications to keep you informed of ongoing developments throughout this transition period. I look forward to working with you and to your continued contributions.

Thank you.

ADDITIONAL INFORMATION ABOUT THE MGIC/Radian TRANSACTION

MGIC and Radian will be filing a joint proxy statement/prospectus and other relevant documents concerning the MGIC/Radian merger transaction with the United States Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the joint proxy statement/prospectus, as well as other filings containing information about MGIC and Radian, without charge, at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by MGIC will be available free of charge by contacting Investor Relations at Mortgage Guaranty Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian will be available free of charge by calling Investor Relations at (215) 231-1486.

Radian and MGIC and their respective directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from Radian shareholders and MGIC shareholders in respect of the proposed merger transaction. Information regarding the directors and executive officers of Radian is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on April 18, 2006. Information regarding the directors and executive officers of MGIC is available in the proxy statement for its May 11, 2006 annual meeting of shareholders, which was filed with the SEC on March 30, 2006. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus relating to the merger transaction and the other relevant documents filed with the SEC when they become available.

Statements made in this email that are not of historical fact (including statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” and “plan”) are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Radian and MGIC, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Radian’s shareholders or MGIC’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; potential sales of assets in connection with the merger; and unfavorable changes in economic and business conditions. Additional factors that may affect future results are contained in Radian’s and MGIC’s filings with the SEC, which are available at the SEC’s website http://www.sec.gov. Radian and MGIC disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.